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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report: September 12, 1996

                                MID OCEAN LIMITED


             (Exact name of registrant as specified in its charter)



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

              Cayman Islands                             0-22118                             Not Applicable
   ------------------------------------             ------------------              --------------------------------
       (State or other jurisdiction                    (Commission                           (IRS Employer
            of incorporation)                           File No.)                         Identification No.)
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                              12 Par la Ville Road
              -----------------------------------------------------
                             Hamilton HM 08 Bermuda
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 441-292-1358


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         (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

                  On September 12, 1996, the registrant issued a press release announcing the adoption of a shareholder rights plan, a copy of which press release is attached hereto as Exhibit 99(a) and is incorporated herein in its entirety. The description and terms of the Rights are set forth in the Rights Agreement, dated as of September 12, 1996, by and between Mid Ocean Limited and The Bank of New York, as Rights Agent, a copy of which is filed herewith as
Exhibit 99(b) and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

                  (c) Exhibits

                  A press release announcing the adoption of a shareholder rights plan is filed as Exhibit 99(a) to this Report.

                  A Rights Agreement, dated as of September 12, 1996, between Mid Ocean Limited and The Bank of New York, as Rights Agent which includes as Exhibit A thereto the Form of Rights Certificate, is attached hereto as Exhibit 99(b).

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            MID OCEAN LIMITED


                                            By    /s/ Michael A. Butt
                                                 -------------------------
                                                 Name:   Michael A. Butt
                                                 Title:  President and CEO

September 16, 1996

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                                EXHIBIT INDEX


EXHIBIT NO.                                       DESCRIPTION

    99.A                                         PRESS RELEASE

    99.B                                         RIGHTS AGREEMENT